SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         GENERAL KINETICS INCORPORATED
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         GENERAL KINETICS INCORPORATED
                           14130-A Sullyfield Circle
                           Chantilly, Virginia 20151

                               -----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   November 20, 1998 at 9:00 a.m., Local Time

                               -----------------

                  Notice is hereby given that the next Annual Meeting of Shareholders of General Kinetics Incorporated (the "Company") will be held at the Marriott Suites, Washington Dulles, 13101 Worldgate Drive, Herndon, Virginia 22070, on Friday, November 20, 1998 at 9:00 a.m., local time, for the following purposes:

                  1. To elect two directors, in Class I, for terms expiring in 2001.

                  2. To consider and take action upon a proposal to ratify the selection of BDO Seidman, LLP, independent certified public accountants, as auditors for the Company for the fiscal year 1999.

                  3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

                  Holders of common stock of the Company are entitled to vote on each of the matters set forth above.

                  The stock transfer books of the Company will not be closed. The Board of Directors has fixed the close of business on October 14, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

                  You are cordially invited to be present. Shareholders who do not expect to attend in person are requested to sign and return the enclosed form of Proxy in the envelope provided. At any time prior to their being voted, proxies are revocable by written notice to the Secretary of the Company or by voting at the meeting in person.

                                             By Order of the Board of Directors

                                             Sandy B. Sewitch, Secretary

October 19, 1998

                         GENERAL KINETICS INCORPORATED
                           14130-A Sullyfield Circle
                           Chantilly, Virginia 20151

                                PROXY STATEMENT

                                 -------------

          Annual Meeting of Shareholders to be held November 20, 1998

                                 -------------

                  This statement is furnished in connection with the solicitation of proxies by the Board of Directors of General Kinetics Incorporated (the "Company") from holders of the Company's outstanding shares of common stock ("Common Stock") entitled to vote at the November 20, 1998 Annual Meeting of Shareholders of the Company (and at any and all adjournments thereof) for the purposes referred to below and set forth in the accompanying Notice of Annual Meeting of Shareholders.

                  A proxy card ("Proxy") for use at the Meeting is enclosed. Any shareholder who executes and delivers a Proxy retains the right to revoke it at any time prior to the voting thereof by giving notice to the Secretary of the Company in writing or by duly executing a Proxy bearing a later date. A Proxy may also be revoked by attendance at the Meeting and election to vote thereat. Unless so revoked, the shares represented by such Proxy will be voted, in the manner specified therein, at the Meeting and any adjournment thereof.

                  The record date for shareholders entitled to notice of and to vote at the Meeting was the close of business on October 14, 1998. As of the record date, the Company had 6,718,925 shares of Common Stock, $.25 par value per share outstanding. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock of the Company standing in such holder's name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders.

                  This Proxy Statement and Proxy are being sent to shareholders of the Company on or about October 19, 1998. This solicitation is made by the Board of Directors, and the Company will bear the costs of solicitation. It is contemplated that the Proxies will be solicited through the mail, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals. In addition, although it has no current plans to do so, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if the Board of Directors considers that this is advisable.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

                  Pursuant to the Company's Certificate of Incorporation, the Board of Directors is divided into three separate classes of directors, Class I, Class II and Class III, which are required, in all respects, to be as nearly equal as practicable. At each annual meeting of shareholders, one class of directors is elected to a term expiring at the third succeeding annual meeting of shareholders. The November 20, 1998 Annual Meeting represents the beginning of a new term for the Class I directors.

                  Larry M. Heimendinger presently serves as a Class I director for the Company and is nominated to be reelected in this capacity at the November 20, 1998 Annual Meeting of Shareholders. Mr. Heimendinger was reelected to the Board of Directors at the 1995 Annual Meeting of Shareholders. Thomas M. Hacala presently serves as a Class I director for the Company and is nominated to be elected in this capacity at the November 20, 1998 Annual Meeting of Shareholders. Mr. Hacala was appointed as a Class I director by the Board of Directors in February 1998. Marc E. Cotnoir presently serves as a Class II director for the Company which term is scheduled to expire at the 1999 Annual Meeting of Shareholders. Mr. Cotnoir was reelected to the Board of Directors at the 1996 Annual Meeting of Shareholders. Richard J. McConnell presently serves as a Class III director for the Company which term is scheduled to expire at the 2000 Annual Meeting of Shareholders. Mr. McConnell was reelected to the Board of Directors at the 1997 Annual Meeting of Shareholders.

                  At the November 20, 1998 Annual Meeting, holders of Common Stock shall be entitled to elect two (2) directors. Unless otherwise directed, Proxies received will be voted in favor of the reelection of Larry M. Heimendinger and Thomas M. Hacala to serve as directors as provided in the Bylaws. If reelected, Mr. Heimendinger and Mr. Hacala will serve as Class I directors for terms of three years or until their successors shall be elected and qualified.

                  The Bylaws currently provide that the number of directors of the Company shall be not fewer than three nor more than eleven and that the Board of Directors may determine the size of the Board from time to time within these limits. The Bylaws further provide that the Board of Directors may, by majority vote, increase the size of the Board within this range between annual meetings of shareholders; however, the Board may only fill two such vacancies prior to the subsequent annual meeting of shareholders. The Board of Directors is now composed of four members.

                  Proxies in the enclosed form received from holders of Common Stock will be voted for the election of Mr. Heimendinger and Mr. Hacala as Class I directors of the Company unless shareholders indicate otherwise. If a nominee is unable to serve for any reason (which event is not anticipated), the shares represented by the enclosed Proxy may be voted for such other person or persons as may be determined by the holders of such Proxy unless shareholders indicate otherwise.

                  The Board of Directors recommends a vote FOR the election of Mr. Heimendinger and Mr. Hacala. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary vote. This resolution may be adopted by a plurality of the votes entitled to be cast with respect thereto. The following information includes the names of the nominees of the Board of Directors for the offices of Class I directors, Mr. Cotnoir, who will continue service as a Class II director, Mr. McConnell, who will continue service as a Class III director, together with certain additional information concerning each individual. If a nominee should be unable or unwilling to serve (which event is not anticipated), the persons authorized by the Proxy to vote shall, pursuant to the authority granted to them by the Board of Directors, have the discretion to select and vote for a substituted nominee (unless shareholders indicate otherwise, as noted above). The Board of Directors has no reason to believe that the nominee will be unable or unwilling to serve.

                                             DIRECTORS (AND NOMINEES)

Name and Positions                                                    Business Experience
With the Company                        Age                        During The Last Five Years                     Director since
----------------                        ---                        --------------------------                     --------------
Larry M. Heimendinger                   53        Mr. Heimendinger has acted as the Chairman of the Board of      March, 1994
Chairman of the Board                             Directors of the Company since he was elected to that
                                                  position in March of 1994.  In accordance with the Amended
(Nominee for Class I)                             and Restated Bylaws of the Company, Mr. Heimendinger has
                                                  been performing the duties of the President and chief
                                                  executive officer through his position as Chairman of the
                                                  Board and will continue to do so until such time as a
                                                  replacement for President and chief executive officer is
                                                  elected and qualified. Mr. Heimendinger is also a founder of
                                                  Link2It, LLC (See Certain Relationships and Related
                                                  Transactions). Mr. Heimendinger previously served as
                                                  President and chief operating officer of Nantucket Corp., a privately held software company, and after that company's
                                                  acquisition by Computer Associates International was
                                                  associated with Computer Associates, most recently as its
                                                  Director of Product Strategy.  Before joining Nantucket,
                                                  Mr. Heimendinger was the President and CEO of Origin, Inc.,
                                                  a company that produced and marketed personal computer
                                                  software for the banking industry. Mr. Heimendinger is the author of Advanced d Base IV and Advanced Clipper, books
                                                  published by Brady Books, and is a computer industry
                                                  conference and seminar speaker worldwide.


Thomas M. Hacala                        53        Mr. Hacala has been the President of Seating Technology , a     February, 1998
(Nominee for Class I)                             marketing and consulting company specializing in the
                                                  Asian/European office furniture industry, since 1991.  Mr.
                                                  Hacala is a member of Class I of the Board of Directors.

Marc E. Cotnoir                         49        Mr. Cotnoir has been an independent consultant, providing       March, 1994
                                                  business and strategic planning support and systems
                                                  engineering consulting, for a wide range of clients since
                                                  1988. Mr. Cotnoir was Vice President for Marketing, Sales,
                                                  and Service for VideoSite Incorporated from September 1997 to July 1998. Prior to 1988, Mr. Cotnoir had extensive
                                                  experience, both within private industry and in the U.S. Air
                                                  Force, with computer and communications technology.  Mr.
                                                  Cotnoir is a member of Class II of the Board of Directors.


Richard J. McConnell                    38        Mr. McConnell has been the President of Square Systems,         March, 1994
                                                  Corp., a research and development firm specializing in
                                                  advanced software systems, since 1986. Mr. McConnell is
                                                  also a founder of Link2It, LLC (See Certain Relationships
                                                  and Related Transactions). Mr. McConnell has been involved in research and development in the computer software
                                                  industry since 1981.  Mr. McConnell is a member of Class
                                                  III of the Board of Directors.


               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                     THE SHAREHOLDERS VOTE FOR THE ELECTION
                            OF THE CLASS I NOMINEES.

                  In addition to various informal operational meetings which the members of the Board of Directors attended, the Board took all formal actions by unanimous written consent during the year ended May 31, 1998 ("fiscal year 1998"). The Board of Directors has established a standing Audit and Compensation Committee. The Audit Committee reviews all financial matters related to the Company's operations, recommends to the Board of Directors independent auditors for selection by the Company, discusses with the Company's independent auditors the scope and results of audits and approves and reviews any non-audit services performed by such independent auditors. The Compensation Committee reviews and establishes compensation for the officers of the Company and administers the compensation and benefits plans of the Company for officers of the Company. The Audit Committee which consists of Messrs. Larry Heimendinger, Marc Cotnoir and Richard McConnell, took all action during fiscal year 1998 in conjunction with action taken by the entire Board of Directors. The Compensation Committee, which met once in fiscal year 1998, consisted of Messrs. Larry Heimendinger and Marc Cotnoir.

                  The following table sets forth the beneficial ownership of Common Stock as of September 28, 1998 of each of the current directors and each of the executive officers named in the Summary Compensation Table below.


                        Shares of Common Stock       Percentage of Outstanding
       Name              Beneficially Owned (1)             Common Stock
       ----              ----------------------      -------------------------
Marc E. Cotnoir               77,500                          1.2

Richard J. McConnell          77,500                          1.2

Thomas M. Hacala              35,000                           *

Larry M. Heimendinger         96,875                          1.4

Sandy B. Sewitch              17,041                           *

Richard E. Munczenski         59,801                           *

All Directors and named
Executive Officers as a
group (six persons)          363,717                          5.4%

(1) Beneficial ownership also includes shares of Common Stock which may be acquired within 60 days of October 14, 1998, through the exercise of warrants, options, or otherwise, as follows: Mr. Cotnoir, 77,500 shares; Mr. Heimendinger, 96,875 shares; Mr. McConnell, 77,500 shares; Mr. Hacala, 32,500 shares; Mr. Sewitch, 12,500 shares; Mr. Munczenski, 45,277 shares; and all Directors and named Executive Officers as a group, 363,717 shares. Does not include currently unallocated shares held by the ESOP of which Mr. Heimendinger is a trustee. Additionally, each of Messrs. Cotnoir and McConnell were granted options to purchase 100,000 shares, and Mr. Heimendinger was granted an option to purchase 125,000 shares, each of which options will only vest if the stock price reaches certain stipulated multiples of base price of $1.0026 (for ten consecutive trading days).

*        Indicates less than 1 percent.

                           COMPENSATION OF DIRECTORS

                   Each nonemployee director other than Mr. Heimendinger received a monthly retainer of $1,500 during fiscal 1998.

                           CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

                  During fiscal 1997, Square Systems, Corp., whose president, Richard J. McConnell, is a director of the Company, provided consulting services to the Company in connection with work with respect to certain research and development activities. Total charges to the Company for these consulting services were approximately $59,200 during fiscal 1997, which was attributable to work in connection with a contemplated joint venture with Link2It, LLC ("Link2It"), a company formed by Larry M. Heimendinger, Chairman of the Board of the Company, and Mr. McConnell. Additional funds advanced by the Company in connection with Link2It during fiscal 1997 included payments of $14,300 to third parties and certain Company expenses allocated to the new venture totaling approximately $38,500. No amounts were charged to the Company by Square Systems during fiscal 1998.

                  In consideration of, among other things, the amounts advanced by the Company through January 21, 1997, in the total amount of approximately $205,500, the Company received a common membership interest in Link2It representing 10% of the total and a convertible preferred membership interest in Link2It with a face amount of $112,500 convertible into 9% of the total membership interests (subject to adjustment under certain circumstances as described below). In addition, the Company provided Link2It with $150,000 reflected in convertible promissory notes due one year from the date of issuance and bearing interest at 9 1/4% per annum. An additional $100,000 (of which $25,000 was released) was provided to become available upon the satisfaction of certain agreed upon conditions. In each case, Link2It's obligation with respect to advances from the Company is evidenced in a convertible promissory note convertible into additional common membership interests in Link2It at the rate of 1% of the aggregate interests for each $12,500 principal amount of the note so converted (subject to adjustment under certain circumstances described below). In January 1998, the Company extended the maturities of all of the promissory notes to January 21, 1999 and, among other things, its obligation to fund additional amounts was terminated, except to fund production start-up to satisfy orders. In the event of further investment in Link2It by independent third-party investors the conversion price at which both the note and the preferred membership interest described above are convertible into common membership interests in Link2It shall be subject to adjustment to such lesser percentage as the principal or face amount so converted could have then purchased at a purchase price proportionate to the lowest price actually paid for membership interests by such an independent third-party investor less a discount of 15%. Prior to such an adjustment, the Company's aggregate common membership interest in Link2It, assuming advances in the total amount originally available, and conversion in full of both the promissory notes evidencing such advances and its preferred membership interest, would represent 39% of the total.

                  Link2It is engaged in the development of certain proprietary products and services in the area of telecommunications and facsimile transmission. Link2It has announced that it plans to introduce a line of products that will enable organizations to integrate their standard fax machines into corporate network environments, intranets, and the Internet. A prototype product has begun beta testing with certain potential users in the U.S. and abroad.

                  The terms of the Company's investment in Link2It were negotiated on an arm's-length basis between Mr. Heimendinger and Marc E. Cotnoir as an independent director and approved by Mr. Cotnoir and by the Board as a whole.

                         EXECUTIVE OFFICERS AND CERTAIN
                      SIGNIFICANT EMPLOYEES OF THE COMPANY

                  The names, ages, and positions of the executive officers of the Company are listed below.


Name                               Age       Position
----                               ---       --------

Larry M. Heimendinger              53        Chairman of the Board
                                             (performing duties of President
                                             and chief executive officer)

Richard E. Munczenski              56        Vice President and General Manager

Sandy B. Sewitch                   41        Chief Financial Officer

                  Larry M. Heimendinger has acted as the Chairman of the Board of Directors since March of 1994 and, in accordance with the Amended and Restated Bylaws of the Company, he has been performing the duties of the President and chief executive officer through his position as Chairman of the Board and will continue to do so until a replacement for President and chief executive officer is elected and qualified.

                  Richard E. Munczenski, Vice President and General Manager, joined the Company in August of 1969.

                  Sandy B. Sewitch, Chief Financial Officer, joined the Company in April of 1993.

                  The officers of the Company hold office at the discretion of the Board of Directors of the Company.

                  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who beneficially own more than 10% of its Common Stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's equity securities. Officers, directors and greater than 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

                  To the Company's knowledge, based solely on a review of such reports furnished to the Company, during the fiscal year ended May 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with, except certain inadvertent filing delinquencies which have been corrected as set forth below:

                  Under Rule 16a-3(f) every person who at any time during the fiscal year was subject to Section 16 is required to file a Form 5 within 45 days after fiscal year end, unless all transactions otherwise required to be reported on Form 5 have been reported before the due date of such form. During fiscal year 1997, Messrs. Heimendinger, Cotnoir, McConnell, and Hacala did not timely report the respective stock options granted to them under the Company's 1994

Nonemployee and Directors Stock Option Plan in the last fiscal year. It is the Company's understanding that these Section 16(a) reporting delinquencies have since been corrected.

                             EXECUTIVE COMPENSATION

                  The information under this heading relates to the chief executive officer, chief financial officer, and vice president for fiscal year 1998. The information is presented in compliance with the rules and regulations of the Securities and Exchange Commission applicable to those companies, such as General Kinetics Incorporated, that meet the definition of a "small business issuer."

                  Executive officers are appointed each year by the Board of Directors at its annual meeting following the annual meeting of shareholders and serve for one year or until their successors are chosen and qualify in their stead. There are no family relationships among the executive officers, or any arrangement or understanding between any officer and any person pursuant to which the officer was elected.

                           SUMMARY COMPENSATION TABLE


                                                   Annual Compensation                          Long-Term Compensation
                                       ---------------------------------------------     ----------------------------------
Name and Principal                                                      Other Annual                            All Other
Position                    Year       Salary            Bonus          Compensation     Number of Options     Compensation
-------------------         ----       ------            -----          ------------     -----------------     ------------
Larry M. Heimendinger(1)    1998           $ 0             $ 0                $ 0              12,500              $ 0
Chairman of the Board       1997             0               0                  0              12,500                0
                            1996             0               0                  0              12,500                0

Sandy B. Sewitch (2)        1998     $ 101,958             $ 0             $4,800                   0              $ 0
Chief Financial Officer     1997        93,500               0              4,800                   0                0
                            1996        88,541               0              4,800                   0                0

Richard E. Munczenski(3)    1998       $90,843         $20,000           $  4,200                   0               $0
Vice President              1997        85,000          15,906              4,200                   0                0
                            1996        77,597           5,200              9,359              28,277                0

(1) Larry Heimendinger serves as the Company's Chairman of the Board, for which he has received no salary compensation since being elected to that position in March 1994. Since the resignation of the Company's former President, in March 1994, the Company has not had a President. In accordance with the Company's Bylaws, until a new President is elected and qualified, the Company's Chairman performs the duties of that office.

(2) The "Other Annual Compensation" for Sandy Sewitch includes a car allowance of $4,800 for each year listed.

(3) The "Other Annual Compensation" for Richard Munczenski includes a car allowance of $4,200 for each year listed. Additional amounts in "Other Annual Compensation" in fiscal 1996 reflect sales commissions earned by Mr. Munczenski.

                 INDIVIDUAL OPTION GRANTS TO EXECUTIVE OFFICERS
                            DURING FISCAL YEAR 1998



                                        Percent of                                          Potential of Realizable Value
                                           Total                                              at assumed annual rate of
                            Number         Options                                            stock price appreciation
                             of         Granted to                                                for options term
Name of Executive          Options     Employees in        Exercise                       -------------------------------
Officer                    Granted        FY 1998           Price        Expiration Date        5%                10%
-----------------          -------     ------------        --------      ---------------        --                ---
Larry M. Heimendinger     12,500(1)       71.4%(2)          .1875           6/01/07           $1,474             $3,735

Sandy B. Sewitch               0           ---                ---               ---              ---                ---

Richard E. Munczenski          0           ---                ---               ---              ---                ---

(1) 75% of such options have vested and are currently exercisable. The remaining 25% will vest on May 31, 1999.

(2) Mr. Heimendinger is not an employee of the Company. However, for purposes of the calculation of the percentages, his options have been included in the aggregate total employee options granted.

           FY-1998 OPTIONS EXERCISE AND FY-1998 YEAR-END VALUE TABLE

                                                              Value of Unexercised
                                                 Number of Options           In-the-Money Options
                                                   At End-FY 1998                At End-FY 1998
                          Number of              -----------------           --------------------
Name of Executive      Shares Acquired
    Officer              On Exercise       Exercisable   Unexercisable    Exercisable     Unexercisable
    -------              -----------       -----------   -------------    -----------     -------------
Larry M. Heimendinger         0              84,375         128,125            0                0
Sandy B. Sewitch              0              12,500               0            0                0
Richard E. Munczenski         0              45,277               0            0                0

                             Principal Shareholders

      The Company understands that shares of its Common Stock and Convertible Debentures, which in past years have been reported as beneficially owned by Gutzwiller or its successor are held by Gutzwiller or its succesor as nominee only for various underlying owners, none of which is a beneficial owner of five percent of more of the Company's Common Stock. As of May 31, 1998, clients of

Gutzwiller or its successor had invested approximately $3 million in equity of the Company, and approximately $9.4 million in convertible debentures of the Company, which are convertible into 18,190,000 shares of Common Stock.

         As of September 28, 1998, no person or entity is believed by the Company to be the beneficial owner of more than 5 percent of such class of securities.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                  The Board of Directors has selected BDO Seidman, LLP, independent certified public accountants, as independent auditors for the Company for fiscal year 1999. A resolution will be submitted to shareholders at the meeting for ratification of such selection. Although ratification by shareholders is not a prerequisite to the ability of the Board of Directors to select BDO Seidman as the Company's independent auditors, the Company believes such ratification to be desirable. If the shareholders do not ratify the selection of BDO Seidman, the selection of independent auditors will be reconsidered by the Board of Directors; however, the Board of Directors may select BDO Seidman notwithstanding the absence of shareholder ratification of its selection.

                  The Board of Directors recommends a vote FOR the resolution to approve BDO Seidman as the independent auditors for the Company for fiscal year 1999. Proxies solicited by the Board of Directors will be so voted unless shareholders specify a contrary vote. The resolution may be adopted by a majority of the votes cast with respect thereto.

                  It is expected that a representative of BDO Seidman will be present at the meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
                   THE SHAREHOLDERS VOTE FOR THE RATIFICATION
              OF BDO SEIDMAN AS THE COMPANY'S INDEPENDENT AUDITORS

                             SHAREHOLDERS' PROPOSAL

                  Proposals of shareholders which are intended to be presented at the fall 1999 Annual Meeting, which will follow completion of the Company's 1999 fiscal year, must be received by the Company at its principal executive offices no later than July 31, 1999 for inclusion in the Company's proxy materials for that meeting.

                                 OTHER MATTERS

                  The Proxy and Proxy Statement have been approved by the Board of Directors and sent to shareholders by its authority. The matters referred to in the Notice of Meeting and in the Proxy Statement are, to management's knowledge, the only matters which will be presented for consideration at the Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy intend to vote said Proxy on any such matters in accordance with their best judgment.

                  This Proxy Statement incorporates certain Financial Statements and other information from the Company's Annual Report delivered herewith which contains the text of the Company's Annual Report on Form 10-K and any amendments thereto for the fiscal year ending May 31, 1998.

                  A copy of the Company's Annual Report on Form 10-K, and any amendments thereto for the fiscal year ending May 31, 1998, as filed with the Securities and Exchange Commission, will be furnished without charge upon the written request to the Company's Secretary at the address shown on the first page.

SANDY B. SEWITCH,
Secretary

                       (Text of Front Side of Proxy Card)

                               COMMON STOCK PROXY
                         GENERAL KINETICS INCORPORATED
                 14130-A SULLYFIELD CIRCLE, CHANTILLY, VA 20151
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                           The undersigned hereby appoints Larry M. Heimendinger
and Sandy B. Sewitch, and each of them jointly and severally, attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of General Kinetics Incorporated which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Marriott Suites, Washington Dulles, 13101 Worldgate Drive, Herndon, Virginia 22070, on November 20, 1998 at 9:00 AM, and at all adjournments thereof with all powers the undersigned would possess if personally present and voting thereat.


                  IMPORTANT - - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                      (Text of Reverse Side of Proxy Card)

             Please mark your votes as indicated in this example  X
                                                                 ___

                  Stockholders planning to attend the Annual Meeting are requested to indicate the number of persons attending in the block _______. Stockholders may attend the meeting whether or not the block is filled in.

                  The Board of Directors recommends a vote FOR:

1. The election of Larry M. Heimendinger and Thomas M. Hacala as Class I directors:

      Mr. Hacala:                              Mr. Heimendinger:
       FOR the      WITHHOLD AUTHORITY to      FOR the      WITHHOLD AUTHORITY to
       above named  vote for the above named   above named  vote for the above named
       nominee      nominee                    nominee      nominee


        ____         ____                       ____         ____

2.    The proposal to ratify the appointment of BDO Seidman, LLP

                           FOR      AGAINST      ABSTAIN

                           ____      ____         ____

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                  THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS IN THIS PROXY. IF INSTRUCTIONS ARE NOT INCLUDED HEREIN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.
                    ___


                  Date ___________________, 199_


                  ______________________________
                   (Signature)

                  ______________________________
                   (Signature if jointly held)

                  (Please sign as name(s) appear(s) on this proxy card. If joint account, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person).


                  PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY IN THE ENVELOPE ENCLOSED - NO POSTAGE IS REQUIRED